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(10)(1xiv)   Form of Stock Option Certificate dated November 10, 1995 issued under 1995 Stock Option Plan of Dialysis Corporation of America

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                            STOCK OPTION CERTIFICATE
                          (Non-Qualified Stock Option)

                        This stock option is granted by

                        DIALYSIS CORPORATION OF AMERICA


                                      to:

CERTIFICATE                                                        SHARES: 1,500
No.  001


                                           ("Optionee")
                      ---------------------
                     Address:
                             ----------------------------
in accordance with and pursuant to the terms of the 1995 Stock Option Plan (the "Plan") of Dialysis Corporation of America, a Florida corporation (the "Company").

         The terms of the Plan are incorporated by reference and shall be considered to be a part of this Stock Option Certificate. A copy of the Plan is attached hereto.

         The terms of the Stock Option granted to you include the following:

         1. On November 10, 1995, the Board of Directors of the Company granted to the Optionee an Option (the "Option") to purchase all or any part of an aggregate of _____ shares (the "Shares") of the Common Stock, $.01 par value (the "Common Stock"), of the Company, at the price of $1.50 per share ("Exercise Price"), subject to adjustment in accordance with the terms and conditions set forth in the Plan.

         2. This Option shall expire at 5:00 p.m., Florida time, on November 9, 2000, subject to earlier termination as provided in the Plan.

         Should your affiliation with the Company terminate for any reason, voluntary or involuntary, for cause or otherwise, or due to death, retirement or disability, the exercisability of the Option and the extent of the availability of the Shares shall be governed by Sections 6.2, 6.3, and 6.4 of the Plan.

         Upon the occurrence of any Change in Control as defined in Section 8 of the Plan, the Option shall continue to be fully exercisable, and the Company or surviving entity shall redeem the Option for cash in an amount as delineated in Section 8; provided, you have the right to keep the Option by written notification to the Company, Acquiring Person or Successor, as the case may be, within five (5) days of the redemption notification as provided in Section 8 of the Plan. If you elect to keep the Option, it shall continue in effect, even if your affiliation with the Company ceases by virtue of such Change in Control.

         3. This Option may be exercised by giving written notice to the Company in the form attached hereto as Exhibit A stating the number of Shares to be purchased and by concurrently
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tendering payment by check equal to the Exercise Price for the Shares being purchased upon such exercise. Upon exercise and payment, the certificate for the purchased Shares shall be issued as soon as possible as fully-paid and non-assessable Shares.

         4. This Certificate and the Options granted herein and the Shares issubable upon exercise are not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercised only by the Optionee, subject to certain rights of the Optionee's legal representative, as provided in the Plan.

         The Optionee acknowledges that he has no contractual right to require the registration of the Option or the Shares; and the Optionee understands that the Shares issued upon exercise of the Option shall have a legend on the face thereof indicating the restrictions on transfer; and that such Shares and the Option shall have stop transfer instructions issued against the same.

         At the time of any exercise of the within Option, the Optionee shall represent to and agree with the Company in writing that he is acquiring the Shares in respect of which the Option is being exercised for the purpose of investment and not with a view to distribution.

         The Company shall not be obligated to take any other affirmative action in order to cause or facilitate the exercise of the Option or the issuance of Shares pursuant thereto to comply with any state or federal law, rule or regulation.

         Any transfer in violation of this Section may cause termination of the Option.

         5. This Option shall be subject to exercise as provided herein and as provided by the terms of the Plan and shall, in accordance with such terms, be binding upon the Company and the Optionee.

         6. This Certificate shall be governed by and construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, Dialysis Corporation of America has hereunto set its hand as of the 10th day of November, 1995.

                                     DIALYSIS CORPORATION OF AMERICA



                                     By:
                                          --------------------------
                                          Bart Pelstring, President


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                                                                       EXHIBIT A

                                Exercise Letter


                                                                  , 199
                                              --------------------
Dialysis Corporation of America
2337 W. 76th Street
Hialeah, Florida  33016


Gentlemen:

         1. Pursuant to the terms of the Stock Option Certificate dated November 10, 1995 (the "Option") of Dialysis Corporation of America, a Florida corporation (the "Company"), the undersigned elects to exercise the Option to the extent of purchasing _____ shares (the "Option Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company (giving effect to all adjustments since the date of the Option) and hereby tenders $ in payment of the exercise price by delivery of a check payable to the order of the Company.

         2. The Option Shares purchased hereby should be registered as follows:

                                            (Name)
- -------------------------------------------
                                            (Street)
- -------------------------------------------
                                            (City, State)
- -------------------------------------------
                                            (Social Security No.)
- -------------------------------------------

         3. The undersigned acknowledges that the Option Shares purchased hereby are subject to, and the certificates representing such Option Shares may be legended to reflect, certain resale restrictions under the Securities Act of 1933, as amended, and agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.


                                                   Very truly yours,

                                                   --------------------------
- ------------------------                           Signature

- ------------------------                           --------------------------
Address                                            Print Name

- ------------------------